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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(D) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  AUGUST 16, 1999

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

                                                BAY VIEW SECURITIZATION CORPORATION
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                                        (Exact name of registrant as specified in charter)


             DELAWARE                                  333-16233                                      93-1225376
-------------------------------------      ---------------------------------     -------------------------------------------------
   State or other jurisdiction of                  (Commission File No.)                 (I.R.S. Employer Identification No.)
   incorporation or organization


            c/o BAY VIEW BANK
           1840 GATEWAY DRIVE
          SAN MATEO, CALIFORNIA                                                                          94404
------------------------------------------                                           --------------------------------------------
  Address of principal executive offices                                                                Zip Code


                                Registrant's telephone number, including area code:  (650) 573-7310


                               2121 SO. EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, (415) 573-7310
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                        (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.     Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1     Monthly Servicer's Report dated July 31, 1999


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                       BAY VIEW 1997 RA-1 AUTO TRUST
                                  BY:  BAY VIEW SECURITIZATION CORPORATION
                                       ORIGINATOR OF TRUST


Dated:  August 26, 1999                By:  /s/ David A. Heaberlin
                                       -------------------------------------
                                       David A. Heaberlin
                                       Treasurer and Chief Financial Officer



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